UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Patriot Premium Dividend Fund II

Annual Report
10.31.07

TABLE OF CONTENTS

Your fund at a glance

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

Notes to financial
statements
page 16

Trustees and officers
page 33

For more information
page 40

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor's 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market's woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a signifi-cant milestone - the broad Standard & Poor's 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That's where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor - a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is "working," then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today's leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market's twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide high current income, consistent with modest growth of capital, for holders of its common shares by investing at least 80% of its assets in dividend-paying securities.

Over the last twelve months

► Amid increasingly volatile market conditions, preferred stocks struggled while utility common stocks fared reasonably well.

► The Fund's performance was helped by its energy-related holdings, which were bolstered by rising energy prices.

► Detracting from the Fund's returns were investment bank and brokerage companies, amid concerns over their exposure to the subprime mortgage meltdown.

John Hancock Patriot Premium Dividend Fund II

Fund performance for the year ended October 31, 2007.

The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

Top 10 issuers

Bank of America Corp.	3.7%	PPL Electric Utilities Corp.	2.7%

Lehman Brothers Holdings, Inc.	3.5%	Southern California Edison Co.	2.6%

Bear Stearns Cos., Inc. (The)	3.2%	Energy East Corp.	2.6%

NSTAR Electric Co.	3.0%	DTE Energy Co.	2.6%

CH Energy Group, Inc.	2.7%	Devon Energy Corp.	2.6%

As a percentage of the Fund's total investments on October 31, 2007.

Managers' report

John Hancock
Patriot Premium Dividend Fund II

During the Fund's fiscal year, shareholders of Patriot Premium Dividend Fund I, Patriot Preferred Dividend Fund, Patriot Global Dividend Fund and Patriot Select Dividend Trust voted to merge their funds into Patriot Premium Dividend Fund II.

Preferred stocks -- the primary focus of John Hancock Patriot Premium Dividend Fund II -- struggled during the 12-month period ended October 31, 2007, while utility common stocks -- the secondary area of emphasis -- emerged from increasingly volatile market conditions with relatively good gains.

Both groups began the period on a solid note, bolstered by optimism that the Federal Reserve Board might cut interest rates amid signs of a slowing economy and contained inflation. Because preferreds and utility common stocks tend to make fixed-income payments in the form of dividends, their prices are influenced by expectations for interest rates and inflation. In the early months of 2007, preferreds and utility common stocks continued to reap the benefits of a generally benign interest rate outlook, as well as healthy investor demand for securities that offered a yield advantage over U.S. Treasury securities.

But preferreds began to show signs of weakening in the spring as supply pressures mounted. Companies rushed to issue new preferred stocks, acting as a drag on the prices of existing preferred shares. Meanwhile, utility common stocks continued to fare well, supported in part by ongoing

SCORECARD

INVESTMENT		PERIOD'S PERFORMANCE... AND WHAT'S BEHIND THE NUMBERS
BP	▲	Rising energy prices buoy stock
Dominion	▲	Rising demand for electricity boosts financial results
Resources
Bear Stearns	▼	Worries over subprime mortgage-related holdings spook investors

Portfolio Managers, MFC Global Investment Management (U.S.), LLC Gregory K. Phelps and Mark T. Maloney

merger and acquisition activity. But in the late spring, both segments came under significant pressure amid a bout of profit taking, as investors seemingly concluded that the Fed wasn't going to be cutting rates anytime soon and that interest rate hikes were still a possibility as inflation pressures mounted.

Preferred and utility common stocks posted disappointing results in the summer amid escalating uncertainty about the direction of the economy, inflation and interest rates. Rising gold, oil and commodity prices fanned inflation concerns. In addition, deepening worries about the subprime mortgage meltdown prompted leveraged investors to indiscriminately sell other income-oriented investments - including preferred and utility common stocks - to cover losses stemming from their sub-prime holdings. By August, parts of U.S. credit markets froze as problems with subprime mortgages spread to the broader market, prompting further selling of fixed-income securities by leveraged investors. In the final weeks of the period, utilities enjoyed a resurgence as the Fed and other central banks began to inject cash into the global financial system, sparking a stock market rally. Preferreds, on the other hand, remained hamstrung by difficult conditions for fixed-income securities and a glut of new supply.

"Preferred stocks … struggled during the 12-month period ended October 31, 2007…"

Performance

For the 12 months ended October 31, 2007, John Hancock Patriot Premium Dividend Fund II returned 3.32% at net asset value (NAV) and -0.83% at market value. The difference in the Fund's NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. The Fund's yield at closing market price on

Patriot Premium Dividend Fund II

October 31, 2007 was 5.44% . The broad stock market, as measured by the Standard & Poor's 500 Index, returned 14.56% . By comparison, the average closed-end specialty-utilities fund returned 17.20% at NAV, according to Morningstar, Inc. For the same one-year period, the Lehman Brothers Aggregate Bond Index gained 5.38%, the Merrill Lynch Preferred Stock DRD Index rose 0.49% and the S&P 400 Mid-Cap Utilities Index returned 11.89% .

INDUSTRY DISTRIBUTION1

Multi-utilities	34%
Electric utilities	24%
Investment banking
& brokerage	8%
Oil & gas exploration &
production	7%
Other diversified
financial services	4%
Gas utilities	3%
Integrated
telecommunication
services	3%
Life & health insurance	3%
Diversified banks	3%
Consumer finance	2%
Agricultural products	2%
Other	7%

Leaders and laggards

Among our best performers were energy-related holdings which, as a group, posted very strong gains for the period. For example, our stakes in oil and gas companies BP Plc and Total SA were particular standouts, buoyed in large measure by rising energy prices and the decline in the value of the U.S. dollar. National Fuel Gas Co., which owns a large oil and natural gas exploration and production arm, was another winner. It enjoyed strong financial results thanks in large part to robust pricing conditions for natural gas as well as to investors' excitement over the company's plans to explore for gas in the Devonian black shales region in Pennsylvania and New York.

Many of our utility common stock holdings also topped our best-performers list. For example, our stake in Dominion Resources, Inc. worked in our favor. The company's financial results were boosted by rising demand for electricity in its service area. We also enjoyed good results from Energy East Corp., which was the target of a takeover bid from a large Spanish utility. Telecommunications holdings AT&T, Inc. and Verizon Communications, Inc. also posted comparatively good results, as investors cheered the companies' growing dividend payouts and the fact that they were realizing the benefits of prior mergers and acquisitions.

Among our laggards were investment bank and brokerage company preferred stocks, namely Bear Stearns Cos., Inc. and Lehman Brothers Holdings, Inc. They, like most of their financial stock brethren, came under severe pressure during the year amid growing worries about their exposure to the sub-prime mortgage meltdown. Although we believe there's likely to be more negative news surrounding the subprime mortgage

Patriot Premium Dividend Fund II

issue and resulting credit contagion, we maintained our stake in these and other financial companies due to their investment-grade rating and their dividends-received deduction (DRD) status, which gives them special tax advantages.

"Among our best performers during the period were energy- related holdings which, as a group, posted very strong gains for the period."

Outlook

We remain cautiously optimistic about the environment for preferred and utility stocks. Our view is that the housing market isn't likely to recover soon and, given the potential for declining house prices to eat away at consumer spending, the economy could slow in the months to come. That's why we believe the Fed will cut interest rates on at least one more occasion in the not-so-distant future. We also think there will be a reduction in both the indiscriminate panic selling of high-quality fixed-income investments, and the outsized new issuance of preferred stocks, which plagued them in the summer. There are also other trends we believe are cause for optimism. In particular, we believe longer-term demand for income-producing investments will continue to expand as the U.S. population ages.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's total investments on October 31, 2007.

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Fund's investments

Securities owned by the Fund on 10-31-07

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer	Shares	Value

Common stocks 51.43%		$364,734,310
(Cost $308,312,690)
Electric Utilities 5.40%		38,309,351
Duke Energy Corp.	528,260	10,126,744
Great Plains Energy, Inc.	79,070	2,359,449
Pinnacle West Capital Corp.	235,000	9,494,000
Progress Energy, Inc.	303,500	14,568,000
Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	337,750	111,458
Southern Co.	45,000	1,649,700

Gas Utilities 1.28%		9,074,903
National Fuel Gas Co.	187,150	9,074,903

Industrial Conglomerates 0.76%		5,350,800
General Electric Co.	130,000	5,350,800

Integrated Oil & Gas 1.97%		13,981,780
BP Plc, ADR (United Kingdom) (F)	140,000	10,918,600
Total SA, ADR (France) (F)	38,000	3,063,180

Integrated Telecommunication Services 3.10%		21,998,296
AT&T, Inc.	380,000	15,880,200
Verizon Communications, Inc.	132,800	6,118,096

Multi-Utilities 37.20%		263,815,711
Alliant Energy Corp.	617,900	24,716,000
Ameren Corp.	165,400	8,941,524
CH Energy Group, Inc.	614,750	28,733,415
Consolidated Edison, Inc.	185,000	8,711,650
Dominion Resources, Inc.	247,200	22,650,936
DTE Energy Co.	550,000	27,280,000
Energy East Corp.	986,900	27,514,772
Integrys Energy Group, Inc.	397,638	21,396,901
NiSource, Inc.	492,000	10,061,400
NSTAR	899,000	31,608,840
OGE Energy Corp.	313,724	12,015,629
SCANA Corp.	120,300	4,882,977
TECO Energy, Inc.	661,500	11,133,045
Vectren Corp.	129,300	3,625,572
Xcel Energy, Inc.	911,000	20,543,050

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Oil & Gas Storage & Transportation 0.80%			$5,683,255
Spectra Energy Corp.		218,755	5,683,255

Other Diversified Financial Services 0.92%			6,520,214
Bank of America Corp.		135,050	6,520,214

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 97.18%			$689,217,276
(Cost $697,411,249)

Agricultural Products 2.82%			19,993,300
Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	224,250	19,993,300

Broadcasting & Cable TV 0.15%			1,055,595
Comcast Corp., 7.00%	BBB+	42,530	1,055,595

Consumer Finance 2.93%			20,766,979
HSBC Finance Corp., 6.36%, Depositary Shares, Ser B	A	35,600	875,404
SLM Corp., 6.97%, Ser A	BBB-	445,500	19,891,575

Diversified Banks 3.95%			27,988,384
HSBC Holdings Plc, 6.20%, Ser A (United Kingdom) (F)	A	25,000	563,000
HSBC USA, Inc., $2.8575 (G)	AA-	494,950	23,927,764
Royal Bank of Scotland Group Plc, 5.75%, Ser L
(United Kingdom) (F)	A	166,000	3,497,620

Electric Utilities 31.06%			220,283,989
Alabama Power Co., 5.20%	BBB+	1,213,875	26,863,054
Carolina Power & Light Co., $4.20	Baa2	41,151	3,333,231
Carolina Power & Light Co., $5.44	BBB-	11,382	1,041,453
Central Illinois Light Co., 4.64%	Ba1	7,460	632,469
Central Maine Power Co., 4.75% (G)	Baa2	11,015	922,506
Connecticut Light & Power Co., 3.90%, Ser 1949	Baa3	27,255	958,185
Duquesne Light Co., 6.50%	BB	519,900	26,433,692
Entergy Arkansas, Inc., 6.45%	BB+	350,000	9,012,500
Entergy Mississippi, Inc., 6.25%	BB+	667,000	16,779,252
FPC Capital I, 7.10%, Ser A	BBB-	209,500	5,247,975
FPL Group Capital Trust I, 5.875%	BBB+	10,000	227,000
Georgia Power Co., 6.00%, Ser R	A	268,700	6,518,662
Great Plains Energy, Inc., 4.50%	BB+	12,510	1,057,095
HECO Capital Trust III, 6.50%	BB+	173,300	4,117,608
Interstate Power & Light Co., 7.10%, Ser C	BBB-	184,600	4,764,988
Interstate Power & Light Co., 8.375%, Ser B	Baa2	132,800	3,997,280
Massachusetts Electric Co., 4.76%	BBB	6,166	563,997
NSTAR Electric Co., 4.25%	A-	122,309	9,356,638
NSTAR Electric Co., 4.78%	A-	112,280	9,712,220
PPL Electric Utilities Corp., 4.40%	BBB	29,790	2,413,884
PPL Electric Utilities Corp., 4.60%	BBB	3,917	365,383
PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	1,000,000	25,593,800
PPL Energy Supply, LLC, 7.00%	BBB	277,500	6,979,125

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Electric Utilities (continued)
Public Service Electric & Gas Co., 4.30%, Ser C	BB+	8,280	$658,260
Southern California Edison Co., 6.00%, Ser C	BBB-	80,000	7,640,000
Southern California Edison Co., 6.125%	BBB-	195,000	20,304,375
Union Electric Co., $3.70	BB	12,262	854,508
Virginia Electric & Power Co., $6.98	BB+	45,500	4,676,549
Virginia Electric & Power Co., $7.05	BB+	30,200	3,084,175
Westar Energy, Inc., 6.10%	AAA	450,000	11,115,000
Wisconsin Public Service Corp., 6.76%	BBB+	49,478	5,059,125

Gas Utilities 3.82%			27,134,361
Southern Union Co., 7.55%, Ser A	BB	997,200	25,318,908
Southwest Gas Capital II, 7.70%	BB	72,300	1,815,453

Integrated Telecommunication Services 1.01%			7,152,310
AT&T, Inc., 6.375%	A	100,000	2,409,000
Telephone & Data Systems, Inc., 6.625%	BB+	235,400	4,743,310

Investment Banking & Brokerage 12.34%			87,507,821
Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	A-	272,050	10,446,720
Bear Stearns Cos., Inc. (The),
5.72%, Depositary Shares, Ser F	A-	328,760	13,308,205
Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	A-	207,600	9,634,716
Goldman Sachs Group, Inc., 6.20%, Ser B	A	129,500	3,113,180
Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A-	546,100	24,028,400
Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A-	287,000	13,202,000
Merrill Lynch & Co., Inc.,
6.375%, Depositary Shares, Ser 3	A-	508,550	12,205,200
Morgan Stanley Capital Trust
III, 6.25%	A	70,000	1,569,400

Life & Health Insurance 4.09%			28,999,458
MetLife, Inc., 6.50%, Ser B	BBB	1,035,000	25,730,100
Prudential Plc, 6.75% (United Kingdom) (F)	A-	134,100	3,269,358

Movies & Entertainment 0.60%			4,268,664
Viacom, Inc., 6.85%	BBB	176,100	4,268,664

Multi-Utilities 13.43%			95,255,847
Baltimore Gas & Electric Co., 6.70%, Ser 1993	BBB-	20,250	2,083,853
Baltimore Gas & Electric Co., 6.99%, Ser 1995	Ba1	134,000	13,818,750
BGE Capital Trust II, 6.20%	BBB-	615,300	13,635,048
PNM Resources, Inc., 6.75%, Conv	BBB-	282,361	12,689,303
PSEG Funding Trust II, 8.75%	BB+	137,700	3,472,794
Public Service Electric & Gas Co., 4.08%, Ser A	BB+	5,000	391,250
Public Service Electric & Gas Co., 4.18%, Ser B	BB+	53,677	4,159,967
Public Service Electric & Gas Co., 6.92%	BB+	131,425	13,943,378
SEMPRA Energy, $4.36	BBB+	38,500	3,060,750

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Multi-Utilities (continued)
SEMPRA Energy, $4.75, Ser 53	BBB+	12,610	$1,090,765
South Carolina Electric & Gas Co., 6.52%	Baa1	220,000	22,233,750
Xcel Energy, Inc., $4.08, Ser B	BBB-	8,610	731,850
Xcel Energy, Inc., $4.11, Ser D	BBB-	33,691	3,208,057
Xcel Energy, Inc., $4.16, Ser E	BBB-	9,410	736,332

Oil & Gas Exploration & Production 11.00%			78,000,192
Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	94,567	9,238,014
Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	236,649	23,835,003
Devon Energy Corp., 6.49%, Ser A	BB+	267,645	27,182,695
Nexen, Inc., 7.35% (Canada) (F)	BB+	718,400	17,744,480

Other Diversified Financial Services 5.26%			37,309,942
Bank of America Corp., 6.204%,
Depositary Shares, Ser D	A+	960,000	23,616,000
Bank of America Corp., 6.625%	A+	360,000	9,270,000
Citigroup Capital VII, 7.125%	A+	30,000	750,600
Citigroup Capital IX, 6.00%	A+	50,000	1,117,500
Citigroup Capital XI, 6.00%	A+	5,000	110,350
DB Capital Trust II, 6.55%	A+	45,275	1,084,336
General Electric Capital Corp., 6.625%	AAA	54,100	1,361,156

Specialized Finance 1.33%			9,430,670
CIT Group, Inc., 6.35%, Ser A	BBB+	422,900	9,430,670

Thrifts & Mortgage Finance 1.59%			11,304,800
Sovereign Bancorp, Inc., 7.30%,
Depositary Shares, Ser C	BB+	434,800	11,304,800

Trucking 1.37%			9,730,500
AMERCO, 8.50%, Ser A	B	390,000	9,730,500
Wireless Telecommunication Services 0.43%			3,034,464
United States Cellular Corp., 7.50%	BB+	129,900	3,034,464
	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value
Short-term investments 0.85%			$6,035,215
(Cost $6,036,000)

Commercial Paper 0.85%			6,035,215
Chevron Funding Corp., 11-1-07	4.600%	$6,036	6,035,215
Total investments (Cost $1,011,759,939) 149.46%			$1,059,986,801

Other assets and liabilities, net 0.13%			$942,886

Fund preferred shares, at liquidation value (49.59%)			($351,712,311)

Total net assets applicable to common shareholders 100.00%			$709,217,376

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $111,458 or 0.02% of the net assets as of applicable to common shareholders as of October 31, 2007.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $19,993,300 or 2.82% of the net assets applicable to common shareholders as of October 31, 2007.

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

Assets

Investments at value (cost $1,011,759,939)	$1,059,986,801
Receivable for investments sold	850,819
Dividends and interest receivable	3,255,426
Other assets	175,459
Total assets	1,064,268,505

Liabilities

Due to custodian	574,917
Payable for investments purchased	787,659
Payable to affiliates
Management fees	944,832
Other	99,480
Other payables and accrued expenses	931,930

Total liabilities	3,338,818
Dutch Auction Rate Transferable Securities (DARTS) including accrued dividends, unlimited number of shares of beneficial
interest authorized with no par value, 3,510 shares issued,
liquidation preference of $100,000 per share	351,712,311

Net assets

Common shares capital paid-in	666,407,813
Accumulated net realized loss on investments	(5,580,494)
Net unrealized appreciation of investments	48,226,862
Accumulated net investment income	163,195
Net assets applicable to common shares	$709,217,376

Net asset value per common share

Based on 56,222,940 shares of beneficial interest outstanding - unlimited
number of shares authorized with no par value	$12.61

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to DARTS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $274)	$29,165,015
Interest	291,503
Total investment income	29,456,518

Expenses

Investment management fees (Note 2)	4,068,808
Administration fees (Note 2)	523,425
DARTS auction fees	456,161
Professional fees	111,172
Printing fees	143,740
Transfer agent fees	215,178
Custodian fees	130,234
Registration and filing fees	38,748
Trustees' fees	17,664
Miscellaneous	167,473
Total expenses	5,872,603
Net investment income	23,583,915

Realized and unrealized gain (loss)

Net realized gain on investments	7,122,811
Change in net unrealized appreciation (depreciation) of investments	(16,161,380)
Net realized and unrealized gain	(9,038,569)
Distributions to DARTS Series A	(2,145,850)
Distributions to DARTS Series B	(2,184,295)
Distributions to DARTS Series C	(1,111,497)
Distributions to DARTS Series D	(235,277)
Distributions to DARTS Series E	(1,088,613)
Distributions to DARTS Series F	(1,171,990)
(7,937,522)
Increase in net assets from operations	$6,607,824

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07
Increase (decrease) in net assets

From operations
Net investment income	$13,281,592	$23,583,915
Net realized gain (loss)	(319,381)	7,122,811
Change in net unrealized appreciation (depreciation)	16,940,149	(16,161,380)
Distributions to DARTS	(3,768,882)	(7,937,522)
Increase in net assets resulting from operations	26,133,478	6,607,824
Distributions to common shareholders
From net investment income	(9,750,158)	(16,005,501)
From assets acquired transactions (Note 4)	-	524,910,667
Total increase	16,383,320	515,512,990

Net assets

Beginning of year	177,321,066	193,704,386
End of year1	$193,704,386	$709,217,376

1 Includes accumulated net investment income of $638,496 and $163,195, respectively.

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	10-31-07
Per share operating performance

Net asset value,
beginning of period	$10.01	$10.99	$11.73	$11.78	$12.87
Net investment income2	0.87	0.84	0.85	0.88	0.87
Net realized and unrealized
gain (loss) on investments	1.21	0.80	0.14	1.11	(0.24)
Distributions to DARTS	(0.08)	(0.09)	(0.17)	(0.25)	(0.29)
Total from investment operations	2.00	1.55	0.82	1.74	0.34
Less distributions to
common shareholders
From net investment income	(1.02)	(0.81)	(0.77)	(0.65)	(0.60)
Net asset value, end of period	$10.99	$11.73	$11.78	$12.87	$12.61
Per share market value,
end of period	$11.14	$11.19	$11.05	$11.26	$10.59
Total return at NAV3,4 (%)	21.24[5]	14.80[5]	7.14[5]	15.91	3.32
Total return at market value3,4 (%)	30.87	8.06	5.35	8.11	(0.83)

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$165	$177	$177	$194	$709
Ratio of net expenses to average
net assets6 (%)	1.91	1.78	1.67	1.67	1.71
Ratio of net investment income
to average net assets7 (%)	8.45	7.38	6.96	7.36	6.86
Portfolio turnover (%)	9	9	11	24	14[8]

Senior securities

Total value of DARTS outstanding
(in millions)	$100	$100	$100	$100	$351
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100
Asset coverage per unit 9	$264,239	$272,034	$276,340	$292,301	$300,814

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous Independent Registered Public Accounting Firm.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

5 Unaudited.

6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.16%, 1.12%, 1.08%, 1.07% and 1.13%, respectively.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.14%, 4.66%, 4.50%, 4.74% and 4.54%, respectively.

8 Excludes merger activity.

9 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Patriot Premium Dividend Fund II

Notes to financial statements

Note 1 Accounting policies

John Hancock Patriot Premium Dividend Fund II (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing pri ce (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses

The majority of expenses are directly iden-tifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among

Patriot Premium Dividend Fund II

other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $3,561,487 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: October 31, 2009 - $5,711, October 31, 2010 - $1,075,016, October 31, 2011 - 79,976, October 31, 2012 - $51,881 and October 31, 2013 - $2,348,903. Availability of a certain amount of the loss carryforwards, which were acquired on May 29, 2007, in a merger with John Hancock Patriot Preferred Dividend Fund, on June 4, 2007, in a merger with John Hancock Patriot Global Dividend Fund, on June 25, 2007, in a merger with John Hancock Patriot Premium Dividend Fund I, and on October 10, 2007, in a merger with John Hancock Patriot Select Dividend Trust, may be limited in a given year.

New accounting pronouncements

In July 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund's financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31 2006, the tax character of distributions paid was as follows: ordinary income $13,519,040. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $23,943,023.

As of October 31, 2007, the components of distributable earnings on a tax basis included $1,033,595 of undistributed ordinary income and $775,494 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the

Patriot Premium Dividend Fund II

Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net asset value and the value attributable to the Dutch Auction Rate Transferable Securities preferred shares (DARTS) (collectively, managed assets), plus 5.00% of the Fund's weekly gross income which amounted to $1,472,826 for the year ended October 31, 2007. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly managed assets. The effective rate for the advisory fee is 0.78% for the year ended October 31, 2007.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, compliance, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund's average weekly managed assets. The compensation for the year amounted to $519,196. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaf-filiated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3

Guarantees and indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4 Fund share transactions

Common shares

This listing illustrates the number of Fund shares issued in reorganization during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount

Issued in reorganizations	--	--	41,176,401	$524,910,667

Patriot Premium Dividend Fund II

Dutch Auction Rate Transferable Securities preferred shares

The Fund issued DARTS, 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A, B, C, D, E and F ranged from 3.12% to 5.75%, from 3.98% to 5.60%, from 4.24% to 5.30%, from 5.50% to 5.50%, from 4.10% to 5.92% and from 4.14% to 5.65%, respectively, during the year ended October 31, 2007. Accrued dividends on DARTS are included in the value of DARTS on the Fund's Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund's bylaws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser's fees are calculated based on the Fund's total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs, which may reduce the Fund's total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used, conversely return will be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $71,926,804 and $72,364,720, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes was $1,014,554,351. Gross unrealized appreciation and depreciation of investments aggregated $74,175,706 and $28,743,256, respectively, resulting in net unrealized appreciation of $45,432,450. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Patriot Premium Dividend Fund II

Note 6
Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $7,103,614, an increase in accumulated net investment income of $116,193 and an increase in capital paid-in of $7,219,807. These reclassifications are primarily attributable to certain differences i n the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America for book and tax differences in accounting for merger related transactions. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Note 7
Reorganizations

On May 29, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Preferred Dividend Fund (PPF), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007.

As a result of the reorganization, each holder of PPF common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder's shares in PPF. As of the close of business on May 29, 2007, the NAV of PPF was $13.9415 per common share and the NAV of the Fund was $13.0489 per common share. Each common share of PPF was converted into 1.06840725 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 7,753,648 common shares of the Fund for the net assets of PPF, which amounted to $101,176,582, including the total of $4,956,976 of unrealized appreciation, after the close of business on May 29, 2007.

As a result of the reorganization, the holders of preferred shares of the PPF received Series E preferred shares of the Fund with a dividend rate of 4.10% for a dividend period ended July 16, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 4, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Global Dividend Fund (PGD), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007.

As a result of the reorganization, each holder of PGD common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's shares in PGD. As of the close of business on June 4, 2007, the NAV of PGD was $14.6699 per common share and the NAV of the Fund was $13.0530 per common share. Each common share of PGD was converted into 1.12386918 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 9,378,382 common shares of the Fund for the net assets of PGD, which amounted to $122,416,014, including the total of $10,982,782 of unrealized appreciation, after the close of business on June 4, 2007.

As a result of the reorganization, the holders of preferred shares of PGD received Series F preferred shares of the Fund with a dividend rate of 4.14% for a dividend period ended July 22, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the

Patriot Premium Dividend Fund II

preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 25, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Premium Dividend Fund I (PDF) into the Fund, pursuant to the plan of reorganization approved by the Board of Trustees of PDF on December 5, 2006 and by the shareholders at a Special Meeting of PDF on May 2, 2007.

As a result of the reorganization, each holder of PDF common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's shares in PDF. As of the close of business on June 25, 2007, the NAV of PDF was $9.8189 per common share and the NAV of the Fund was $12.4533 per common share. Each common share of PDF was converted into 0.78846147 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 12,057,605 common shares of the Fund for the net assets of PDF, which amounted to $150,156,978, including the total of $7,233,142 of unrealized appreciation, after the close of business on June 25, 2007.

As a result of the reorganization, the holders of preferred shares of PDF received Series C preferred shares of the Fund with a dividend rate of 4.24% for a dividend period ended August 12, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On October 10, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Select Dividend Trust (DIV), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of PDF on May 2, 2007.

As a result of the reorganization, each holder of DIV common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's shares in DIV. As of the close of business on October 10, 2007, the NAV of DIV was $15.10 per common share and the NAV of the Fund was $12.61 per common share. Each common share of DIV was converted into 1.19743657 of a common share of the Fund. The acquisition was accounted for as a tax-free exchange of 11,986,828 common shares of the Fund for the net assets of DIV, which amounted to $151,161,093, including the total of $10,857,006 of unrealized appreciation, after the close of business on October 10, 2007.

As a result of the reorganization, the holders of preferred shares of DIV received Series D preferred shares of the Fund with a dividend rate of 5.50% for a dividend period ending November 27, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

Patriot Premium Dividend Fund II

Auditors' report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Premium Dividend Fund II,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Patriot Premium Dividend Fund II (the Fund) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2005, were audited by another independent registered public accounting firm whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts December 21, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2007.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2007, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Investment objective and policy

The Fund's investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversi-fied portfolio of dividend paying preferred and common stocks.

The Fund's nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund's bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund's bylaws. The auction preferred section of the Fund's bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant's confirmation only once per year, at the Fund's fiscal year end, and changes to the agencies' basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund's bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund's bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended October 31, 2007, dividends from net investment income totaling $0.576 per share and distributions from special dividend totaling $0.02237 were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2006	$0.048
December 29, 2006	0.048
January 31, 2007	0.048
February 28, 2007	0.048
March 30, 2007	0.048
April 30, 2007	0.048
May 31, 2007	0.048
June 29, 2007	0.048
July 31, 2007	0.048
August 31, 2007	0.048
September 28, 2007	0.048
October 31, 2007	0.048

SPECIAL
PAYMENT DATE	DIVIDEND

May 29, 2007	$0.02237

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan  will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310 Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On April 23, 2007, the Annual Meeting of the Fund was held to elect three Trustees and approve the issuance of additional shares in connection with the reorganization of four Patriot closed-end funds into the Fund.

Proxies covering shares of beneficial interest were voted at the meeting. The common and preferred shareholders elected their respective Trustees to serve until successors are duly elected and qualified. The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	14,408,589	174,013 (common shares)
Patti McGill Peterson	522	123 (preferred shares)
Steven R. Pruchansky	14,402,185	180,417 (common shares)

The common shareholders then approved the issuance of additional common shares, with the votes tabulated as follows: 9,841,181 FOR, 222,593 AGAINST and 123,980 ABSTAINING.

The Meeting was then adjourned to May 2, 2007 at which time the preferred shareholders approved the issuance of additional preferred shares, with the votes tabulated as follows: 631 FOR, 0 AGAINST and 5 ABSTAINING.

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Patriot Premium Dividend Fund II

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Patriot Premium Dividend Fund II (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4-5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board's Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group) selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006,1 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (iv) breakpoints in the Fund's  and the Peer Group's fees and information about economies of scale, (v) the Adviser's and Subadviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser's and Subadviser's compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board's review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund's benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund's performance during the 5- and 10-year periods was lower than the performance of the Peer Group median, but higher than the performance of its benchmark index, the Lehman Brothers Aggregate Bond Index. The Board also noted that the Fund's performance, during the 5-year period was higher than its other benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index. The Board viewed favorably that Fund's more recent performance during the 1- and 3-year periods was higher than the performance of the Peer Group median, and its benchmark indexes.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund's various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund's total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund's Expense Ratio was higher than the Peer Group median. The Board also noted the differences in the funds included in the Peer Group, including differences in the employment of fee waivers and reimbursements.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser's profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's and Subadviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's, Subadviser's and Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Patriot Premium Dividend Fund II. Therefore, Morningstar did not provide such an analysis.

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995-2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership - None

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982-2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership - None

Other accounts the portfolio managers are managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 4 (four) funds
with total assets of approximately $4.0 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 (four) funds
with total assets of approximately $4.0 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund's portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since1	by Trustee

James F. Carlin, Born: 1940	1989	57
Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993-2003).

William H. Cunningham, Born: 1944	1995	57
Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank-Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, 2 Born: 1938	1992	57
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,2 Born: 1939	2002	57
President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since1	by Trustee

Patti McGill Peterson,2 Born: 1943	2002	57
Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1992	57
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees3

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since1	by Trustee

James R. Boyle, Born: 1959	2005	250
President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999-2002).

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005-June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000-2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund's Web site	On the SEC's Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for common	Independent registered public
John Hancock Advisers, LLC	shareholders	accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for preferred	Listed New York Stock
101 Huntington Avenue	shareholders	Exchange: PDT
Boston, MA 02199	Deutsche Bank Trust
	Company Americas	For shareholder assistance
Custodian	280 Park Avenue	refer to page 26
The Bank of New York	New York, NY 10017
One Wall Street
New York, NY 10286	Legal counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
One Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC's Web site, www.sec.gov.

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
Investment Grade Bond Fund
ASSET ALOCATION	Strategic Income Fund
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio	TAX-FREE INCOME
Lifecycle 2020 Portfolio	California Tax-Free Income Fund
Lifecycle 2025 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2030 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2035 Portfolio	New York Tax-Free Income Fund
Lifecycle 2040 Portfolio	Tax-Free Bond Fund
Lifecycle 2045 Portfolio
Lifecycle Retirement Portfolio	MONEY MARKET
Lifestyle Aggressive Portfolio	Money Market Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio	CLOSED-END
Lifestyle Growth Portfolio	Bank and Thrift Opportunity Fund
Lifestyle Moderate Portfolio	Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund's investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-0218 1-800-231-5469 TDD 1-800-843-0090 EASI-Line www.jhfunds.com

PRESORTED STANDARD U.S. POSTAGE PAID MIS

P200A 10/07 12/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $24,650 for the fiscal year ended October 31, 2007 and $24,650 for the fiscal year ended October 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal year ended October 31, 2007 and $3,500 for the fiscal year ended October 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,000 for the fiscal year ended October 31, 2007 and $3,000 for the fiscal year ended October 31, 2006. There were no other fees during the fiscal year ended October 31, 2007 and October 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,406,669 for the fiscal year ended October 31, 2007, and $520,432 for the fiscal year ended October 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995-2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership - None

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982-2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership - None

Other accounts the portfolio managers are managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 4 (four) funds
with total assets of approximately $4.0 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 (four) funds
with total assets of approximately $4.0 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund's portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 19, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 19, 2007